SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 20, 2006

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Convergys Corporation

Item 1.01. Entry into a Material Definitive Agreement

and

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant – Subsection 2.03(a)

Convergys Corporation maintains a $200,000,000 accounts receivable securitization agreement (the Receivables Purchase Agreement) with Falcon Asset Securitization Corporation (“Falcon”) and Fifth Third Bank (“Fifth Third”). Pursuant to the terms of the Receivables Purchase Agreement, Convergys Funding Corporation, a wholly owned, consolidated subsidiary of Convergys Corporation, sells to Falcon and Fifth Third on a revolving basis an undivided percentage interest in designed pools of accounts receivable. As of January 20, 2006, there were no outstanding receivables sold under this agreement.

On January 20, 2006, the parties executed an amendment to the Receivables Purchase Agreement, effective January 20, 2006, that eliminated certain restrictions pertaining to Convergys’ ability to repurchase the receivables. As a result of this amendment, the Company believes that transfers made under this agreement can no longer be treated as sales. Accordingly, any future amounts transferred under this agreement will be treated as direct financing obligations. This amendment has no impact on the Company’s ability to utilize this facility for the full amount.

Item 2.02. Results of Operations and Financial Conditions

On January 24, 2006 Convergys Corporation reported its results for the fourth quarter ended December 31, 2005. The earnings release for the fourth quarter ended December 31, 2005 is attached as Exhibit 99.1. The attached exhibit is furnished pursuant to Item 9.01 of Form 8-K.

The earnings release contains non-GAAP financial measures, including free cash flow and other pro forma financial results, which are not prepared in accordance with GAAP. A reconciliation of these non-GAAP measures to the comparable GAAP measures is included in the financial tables that are part of the earnings release. These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because Convergys Corporation management uses this information when evaluating the company’s results of operations and cash flow and believes that this information provides the users of the financial statements with an additional and useful comparison of the company’s current results of operations and cash flows with past and future periods.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10	Amendment No. 6 to Receivables Purchase Agreement.

99.1	Earnings Release of Convergys Corporation dated January 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ William H. Hawkins II
William H. Hawkins II
Senior Vice President General Counsel
and Secretary

Date: January 24, 2006

EXHIBIT INDEX

Exhibit No.
10	Amendment No. 6 to Receivables Purchase Agreement.

99.1	Earnings Release of Convergys Corporation dated January 24, 2006.